SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              ELECTRO-SENSORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

[LOGO]     Electro-Sensors, Inc.                                    612/930-0100
           6111 Blue Circle Drive
           Minnetonka, Minnesota 55343

--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2000

To the Shareholders of Electro-Sensors, Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Decathlon Club, 1700 East 79th Street, Bloomington, Minnesota, on Wednesday, April 26, 2000, at 2:00 p.m., local time, for the following purposes:

        1.      To set the number of directors at five;

        2. To elect five directors to serve until the next annual meeting of shareholders;

        3. To approve auditors for the Company for the fiscal year ending December 31, 2000; and

        4. To take action upon any other business as may properly come before the meeting or any adjournment thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999.

        The Board of Directors has fixed the close of business on March 17, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS


                                       Bradley D. Slye
                                       PRESIDENT

Dated: March 23, 2000
       Minnetonka, Minnesota


PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

[LOGO]     Electro-Sensors, Inc.                                    612/930-0100
           6111 Blue Circle Drive
           Minnetonka, Minnesota  55343

--------------------------------------------------------------------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000


                                     GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electro-Sensors, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders to be held on Wednesday, April 26, 2000, at 2:00 p.m., local time, and at all adjournments thereof. The mailing address of the principal executive office of the Company is 6111 Blue Circle Drive, Minnetonka, Minnesota 55343. This Proxy Statement, the related Proxy and Notice of Annual Meeting are first being mailed to shareholders on or about March 23, 2000.

        Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the meeting.

        Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

                      OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed March 17, 2000, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 17, 2000, 1,985,608 shares of the Company's Common Stock, par value $.10, were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting and such 1,990,108 shares are the only shares which may be voted. Each share of Common Stock is entitled to one vote. Holders of Common Stock are not entitled to cumulative voting rights.


             SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table contains information as of March 17, 2000, concerning the beneficial ownership of Common Stock of the Company by each person known to the Company to be the beneficial owner of five percent (5%) or more of the Company's Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company, and by all directors and executive officers of the Company as a group:

      Name and Address                     Number of Shares        Percent
    of Beneficial Owner                  Beneficially Owned(1)     of Class
    -------------------                  ------------------        --------

Peter R. Peterson                             854,825(2)            42.5%
6111 Blue Circle Drive
Minnetonka, MN 55343

Jean C. Slattery                              166,747(3)             8.4%
4378 Mackey Avenue
Minneapolis, MN 55424

Electro-Sensors, Inc.                         142,819                7.2%
  Employee Stock Owner-
  ship Trust
6111 Blue Circle Drive
Minnetonka, MN 55343

Bradley D. Slye                                63,592(4)             3.1%
6111 Blue Circle Drive
Minnetonka, MN 55343

Mark D. Laumann                                49,987(5)             2.5%
6111 Blue Circle Drive
Minnetonka, MN 55343

John S. Strom                                  17,500(6)(7)            *
5005 Arden Avenue
Edina, MN 55424

      Name and Address                     Number of Shares        Percent
    of Beneficial Owner                  Beneficially Owned(1)     of Class
    -------------------                  ------------------        --------

Joseph A. Marino                                9,000(7)(8)            *
13754 Frontier Court
Burnsville, MN 55337

Geoffrey W. Miller                              2,000(6)               *
4040 Orleans Lane N.
Plymouth, Minnesota 55441

Officers and Directors                        996,904(9)            47.7%
  as a Group (6 persons)

-------------------
*Indicates ownership of less than one percent.

(1) Unless otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him.

(2) Includes 3,000 shares held by Mr. Peterson's wife, 5,837 shares held by the ESOP for the account of Mr. Peterson, and 22,500 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of March 17, 2000.

(3) Includes 41,090 shares held by the J. P. Slattery Family Trust and 21,274 shares held by the Company's Employee Stock Ownership Plan and Trust ("ESOP") for the account of such Trust.

(4) Includes 2,560 shares held by Mr. Slye's wife, 44,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of March 17, 2000 and 8,230 shares held by the ESOP for the account of Mr. Slye.

(5) Includes 1,000 shares held in an Individual Retirement Account by Mr. Laumann's wife, 11,152 shares held by the ESOP for the account of Mr. Laumann, and 4,500 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of March 17, 2000.

(6) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within 60 days of March 17, 2000.

(7) Does not include 2,000 shares which will become purchasable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1997 Stock Option Plan.

(8) Includes 8,500 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of March 17, 2000.

(9) Includes 99,000 shares that may be purchased by officers and directors upon exercise of options presently exercisable or exercisable within 60 days of March 17, 2000, and 25,219 shares allocated to officers' accounts under the ESOP.


                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

        The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting of Shareholders to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the annual meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the annual meeting.

        The persons named below have been nominated for election by management. All nominees are currently directors of the Company. Mark D. Laumann, a current director, has advised the Company he does not wish to stand for re-election. In the absence of other instructions, each proxy will be voted for each of the following nominees. If, prior to the Annual Meeting of Shareholders, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

                                                                        Director
Name and Age                Principal Occupation                          Since
------------                --------------------                          -----

Bradley D. Slye (40)        Chairman of the Board and President of the     1997
                            Company

Peter R. Peterson (66)      President, P.R. Peterson Co. (a venture        1969
                            capital firm); Secretary of the Company

Joseph A. Marino (48)       President and Chief Executive officer of       1994
                            Cardia, Inc. (a medical device
                            manufacturer)

Geoffrey W. Miller (45)     Vice President Operations and Finance of       1999
                            Amsan MN, Inc. (a distributor of janitorial supplies and equipment)

                                                                        Director
Name and Age                Principal Occupation                          Since
------------                --------------------                          -----

John S. Strom (66)          Retired                                        1989

BUSINESS EXPERIENCE

        Mr. Slye has been the Chairman of the Board and President of the Company since January 6, 1997. Mr. Slye has served as a Design Engineer for the Company since 1987 and as Engineering Manager since 1990. Mr. Slye is a director of August Technology.

        Mr. Peterson has been active in the venture capital business for over 20 years. Mr. Peterson has been a Director of the Company since 1969 and Secretary since 1973. Mr. Peterson is also a director of PPT Vision, Inc.

        Mr. Marino has been President and Chief Executive Officer and a director of Cardia, Inc. since September 1998. He served as President and Chief Executive Officer of Applied Biometrics, Inc., a medical equipment manufacturer, from January 1994 to March 1999 and as President and Chief Executive Officer of Biomedical Dynamics, a medical equipment manufacturer, from July 1984 to December 1993.

        Mr. Miller has been Vice President Operations and Finance of Amsan MN, Inc., dba Brissman Kennedy, Inc., since April 1985.

        Prior to his retirement in June 1994, Mr. Strom was engaged in real estate sales, serving with Burnet Realty from April 1988 to December 1992, and with Scenic Point Properties from January 1993 to June 1994. Prior to April 1988, he had been employed by Norwest Corporation, a bank holding company, and Norwest Bank Bloomington, since 1960. Most recently, he served as a Unit Controller for Norwest Corporation from 1986 to March 1988, supervising retail operations for Twin Cities Norwest banks, and from 1980 to 1986 he served as Senior Vice President of Administration and Chief Financial Officer for Norwest Bank Bloomington.

COMMITTEE AND BOARD MEETINGS

        The Company's Board of Directors has an Audit Committee which reviews the scope of the independent accountants' audit and considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. During 1999 the Audit Committee, which consisted of John S. Strom, Geoffrey W. Miller and Joseph A. Marino, met twice. The Board also has a Stock Option Committee, whose members are Messrs. Marino and Strom, which administers the Company's employee stock plans. During 1999 the Stock Option Committee met twice. The Company does not have a nominating committee.

        During 1999 the Board of Directors of the Company held four formal meetings. Each incumbent director attended 75% or more of the total number of meetings of the Board and of all Committees on which he served.

COMPENSATION OF DIRECTORS

        Directors who are not employees of the Company receive $1,500 per quarter for their services on the Board. In addition, under the Company's 1997 Stock Option Plan, each non-employee director is automatically granted a 2,000 share option upon each election or re-election as a director by the shareholders. As of April 28, 1999, the date of the 1999 annual meeting, Messrs. Marino, Miller and Strom each received an option for the purchase of 2,000 shares at an exercise price of $3.00. During fiscal 1999 directors who were also employees of the Company received $3,000 per year for their service on the Board. In October 1999, the Company ceased paying director fees to directors who are also employees.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's executive officers whose salary and bonus for fiscal 1999 exceeded $100,000.

                                                                          LONG-TERM COMPENSATION
                                                                    ---------------------------------
                                                                             AWARDS           PAYOUTS
                                       ANNUAL COMPENSATION          -----------------------   -------
                                ---------------------------------                SECURITIES
                                                                    RESTRICTED   UNDERLYING
                                                     OTHER ANNUAL     STOCK       OPTIONS/      LTIP     ALL OTHER
NAME AND PRINCIPAL                SALARY    BONUS    COMPENSATION    AWARD(S)       SARs      PAYOUTS   COMPENSATION
    POSITION             YEAR      ($)       ($)         ($)           ($)           ($)         (#)       ($)(1)
---------------------    ----    -------    ------   ------------   ----------   ----------   --------  ------------
Bradley D. Slye,         1999    147,612         0        0             0          20,000         0          4,428
  Chairman, President    1998    130,271         0        0             0             0           0          8,014
  and CEO                1997    123,271    20,000        0             0          50,000         0          6,670

Mark D. Laumann,         1999    110,075         0        0             0             0           0          3,302
  Treasurer              1998    111,071         0        0             0             0           0          5,924
                         1997    106,947         0        0             0             0           0          5,787

----------------------

(1) Amounts reflect allocations to individuals' accounts of Company contributions to the Employee Stock Ownership Plan and 401(k) Plan.


OPTION/SAR GRANTS DURING 1999 FISCAL YEAR

        The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1999. The Company has not granted stock appreciation rights.

                      NUMBER OF
                      SECURITIES        % OF TOTAL
                      UNDERLYING       OPTIONS/SARs
                     OPTIONS/SARs       GRANTED TO       EXERCISE OR
                        GRANTED        EMPLOYEES IN       BASE PRICE      EXPIRATION
     NAME               (#)(1)         FISCAL YEAR          ($/SH)           DATE
---------------      ------------      ------------      -----------      ----------
Bradley D. Slye         20,000             25.7%           $2.34375         8/2/09
Mark D. Laumann              0              N/A               N/A             N/A

(1) Such option is exercisable in five equal annual installments of 4,000 shares each commencing August 3, 1999.


AGGREGATED OPTION/SAR EXERCISES DURING 1999 FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

        The following table provides information related to options exercised by the named executive officers during fiscal 1999 and the number and value of options held at fiscal year end.

                                                                                VALUE OF
                                                            NUMBER OF          UNEXERCISED
                                                           UNEXERCISED        IN-THE-MONEY
                                                         OPTIONS/SARS AT     OPTIONS/SARS AT
                                                             FY-END(#)          FY-END($)
                      SHARES ACQUIRED        VALUE         EXERCISABLE/        EXERCISABLE/
      NAME            ON EXERCISE(#)      REALIZED($)     UNEXERCISABLE      UNEXERCISABLE(1)
---------------       ---------------     -----------     --------------     ----------------
Bradley D. Slye             -0-               -0-          31,000/36,000            0/0
Mark D. Laumann             -0-               -0-           4,500/0                 0/0

-------------------------

(1) The closing price of the Company's Common Stock on December 31, 1999 on the Nasdaq Stock Market was $2.00. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.


                              APPROVAL OF AUDITORS
                                  (PROPOSAL #3)

        The Company's Board of Directors retained Schweitzer Karon & Bremer, LLC as its principal independent accountants for the fiscal year ended December 31, 1999 and has selected Schweitzer Karon & Bremer, LLC to serve as the Company's auditors for the fiscal year ending December 31, 2000. The Board of Directors desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

        Representatives of Schweitzer Karon & Bremer, LLC are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to Insiders were complied with.


                          ANNUAL REPORT TO SHAREHOLDERS

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                              SHAREHOLDER PROPOSALS

        The Company did not receive from its shareholders any proposals for action at the meeting. Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next annual meeting in calendar year 2001 must be received by the Company by November 22, 2000 to be considered for inclusion in the Company's proxy statement and related proxy for the 2001 annual meeting.

        Also, if a shareholder proposal intended to be presented at the 2001 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 6, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                  SOLICITATION

        The cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

                                 OTHER BUSINESS

            Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS


                                       Bradley D. Slye
                                       PRESIDENT

Dated: March 23, 2000
       Minnetonka, Minnesota

                              ELECTRO-SENSORS, INC.

                            PROXY FOR ANNUAL MEETING
                                 APRIL 26, 2000

        The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors, Inc. registered in the name of the undersigned at the 2000 Annual Meeting of Shareholders of the Company to be held at the Decathlon Club, 1700 East 79th Street, Bloomington, Minnesota, at 2:00 p.m., local time, on April 26, 2000, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Meeting.

        The Board of Directors recommends that you vote FOR each proposal.

        1.  Set number of directors at five.

            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

        2. Elect five directors. (Nominees: B. Slye, P. Peterson, G. Miller, J. Marino, J. Strom)

            [ ]   FOR all nominees listed       [ ]   WITHHOLD AUTHORITY to
                  above (except those whose           vote for all nominees
                  names have been written             listed above
                  on the line below)

            --------------------------------------------------------------------

        3. Approve appointment of Schweitzer Karon & Bremer, LLC as independent auditors for the current fiscal year.

            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

        4. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                        Date _____________________________, 2000


                                        ----------------------------------------


                                        ----------------------------------------
                                        PLEASE DATE AND SIGN ABOVE exactly as
                                        name appears at the left, indicating,
                                        where proper, official position or
                                        representative capacity. For stock held
                                        in joint tenancy, each joint owner
                                        should sign.